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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 25, 2006

                          Commonwealth Bankshares, Inc.
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             (Exact name of registrant as specified in its charter)

            Virginia                    01-17377               54-1460991
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  (State or other jurisdiction        (Commission           (I.R.S. Employer
       of incorporation)              File Number)         Identification No.)

                    403 Boush Street, Norfolk, Virginia 23510
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (757) 446-6900


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 2 - FINANCIAL INFORMATION

Item 2.02  Results of Operations and Financial Condition.

         On October 25, 2006, Commonwealth Bankshares, Inc. issued a press release announcing record earnings for the quarter and nine months ended September 30, 2006. A copy of the Company's press release is attached as Exhibit
99.1 hereto and is hereby incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

          99.1 Press Release, dated October 25, 2006, entitled "Commonwealth Bankshares, Inc., Norfolk, VA, Announces Record Earnings for the Quarter and Nine Months Ended September 30, 2006"

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         Commonwealth Bankshares, Inc.


Date: October 25, 2006                   By:    /s/ Cynthia A. Sabol, CPA
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                                         Name:  Cynthia A. Sabol, CPA
                                         Title: Executive Vice President and
                                                Chief Financial Officer